UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2014 (December 8, 2014)

ERHC ENERGY INC.
(Exact name of registrant as specified in its charter)

Colorado	000-1-7325	88-0218499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1440, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(713) 626-4700

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 8, 2014, ERHC Energy Inc. (the “Company”) issued an interview with President and CEO Dr. Peter Ntephe discussing a broad range of subjects related to the Company’s business activities. Among the topics addressed was how recent declines in oil prices affects the capital-raising prospects for exploration. The Company disclosed it is taking advantage of the current valuation of ERHC to seek new strategic investment into the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit number	Description

99.1	Interview issued December 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

Dated : December 12, 2014	By:	/s/ Peter Ntephe
		Name:	Peter Ntephe
		Title:	Chief Executive Officer